Disrupting the Insurance Industry

Investor Presentation

August 2025

RELIANCE GLOBAL GROUP

Safe Harbor

Investor Presentation — Notices & Disclaimers (Comprehensive)

This presentation (this "Presentation") has been prepared by Reliance Global Group, Inc. (the "Company," "we," "us," or "our") for informational purposes only. It is not intended to, and does not, constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company in any jurisdiction, and may not be relied upon in connection with any offer or sale of securities. Any such offer or solicitation will be made only by means of an effective registration statement or an offering document that satisfies applicable securities laws. Nothing herein should be construed as investment, legal, tax, accounting or other advice, or as a recommendation regarding any securities.

No representation or warranty, express or implied, is made as to the accuracy, completeness or fairness of the information contained herein, and no reliance should be placed on it. To the extent third-party data or industry statistics are cited, we believe such information to be reliable as of its date; however, we have not independently verified it and cannot assure its accuracy or completeness. Some figures are based on our good-faith estimates and are presented for illustrative purposes only; actual results may differ. Unless otherwise indicated, financial information is unaudited. Past performance is not indicative of future results. We undertake no duty to update the information contained herein, except as required by law.

Forward-Looking Statements — Safe Harbor

This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, among others, statements regarding our strategy; growth of our RELI Exchange platform and agency partner network; the development, features and adoption of our InsurTech solutions (including 5MinuteInsure.com and quote-and-bind tools); expected benefits of recent or future acquisitions, dispositions or partnerships (including RELI Auto Leasing); market opportunities; operating results; margins; liquidity; capital allocation; and other non-historical statements. Words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "objective," "outlook," "plan," "project," "should," "target," "will," "would," and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements include such words.

Forward-looking statements are based on current expectations, estimates, assumptions and projections and involve known and unknown risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among others: our ability to grow and retain our agency partner network; integration, execution and financial risks related to acquisitions or dispositions; our relationships with insurance carriers and changes to carrier compensation or underwriting appetite; competitive pressures in the insurance distribution and InsurTech markets; technology development and adoption; data privacy and cybersecurity; regulatory and licensing matters; hiring, retention and productivity of agents; macroeconomic conditions (including inflation and interest-rate environments); dependence on key personnel; and our ability to maintain compliance with Nasdaq listing standards. Additional risks are described in our filings with the U.S. Securities and Exchange Commission, including the sections captioned "Risk Factors" in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (and any registration statements and amendments thereto), available at www.sec.gov. Forward-looking statements speak only as of the date of this Presentation, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Trademarks

All trademarks, service marks, trade names and logos appearing in this Presentation are the property of their respective owners and are used for reference only; their inclusion does not imply endorsement.

RELIANCE GLOBAL GROUP INC
NASDAQ: RELI

Market Opportunity

- Total global InsurTech market $17.1 billion in 2024
- Expected to grow 381%, to $82.3 billion by 2032
- **547,600** licensed US insurance agents
- **328,600** independent agents (60%)
- **219,000** captive agents (40%)

Expected Growth Drivers



Expansion of global economy
Increased demand for property and casualty insurance
Aging population

Market Landscape



Captive Agencies

- 10% Quote to Close
- Single Carrier



Traditional Agencies

- Limited Product Access
- High Back Office Expense
- Dated Technology



Direct-to-Consumer

- High Customer Acquisition Cost (CAC)
- Lacks the “Human” Touch

What We Do

Reliance Global Group, Inc. is an insurance distribution company, leveraging proprietary, state-of-the-art technologies to transform and improve efficiencies in the insurance agency/brokerage industry. The Company delivers insurance products through three distinct channels.

Business-to-Business

RELI EXCHANGE

Mergers & Acquisitions: Acquired Agencies

8 Portfolio Agencies

Direct-to-Consumer

5 minute INSURE

RELIANCE GLOBAL GROUP INC
NASDAQ: RELI

Wholly Owned Agencies

Accretive M&A strategy provided critical mass; collectively cash flow positive on standalone basis

Transition underway to rebrand all corporate owned agencies to RELI Exchange



altruis
Group & Individual Health Distribution
SMIC
SOUTHWESTERN MONTANA INSURANCE CENTER, LLC
Group Health: Government
EBS
EMPLOYEE BENEFITS
Group Health: Middle Market
RELI EXCHANGE
Exclusive Agency Partner Network, Distribution Platform
J.P. KUSH & ASSOCIATES
Individual Health Distribution
UIS AGENCY LLC
Specialty Line - Transportation
US BENEFITS ALLIANCE
Group Health: GA/FMO /NMO

Agency & Policy Breakdown

Total Producing Agents 781



Agency Partners
29%
Corporate Agents
2%
Downline Agents
69%

Active Policies Under Management

84,907

Premiums Under Management (estimate)

$208.9 Million

NASDAQ: RELI

One Firm Strategy – Accelerating Growth Efficiently

- Strategy was launched in late 2023
- Unified all Reliance-owned agencies under the RELI Exchange platform
- Strengthens carrier relationships, enabling more profitable commission and bonus structures
- Fosters cross-selling opportunities and talent sharing among internal agents and agency partners
- Created gains in efficiency- salaries and wages in 2024 reduced by 4%
- Positively impacted 2024 financial results:
  - Commission income increased by 2% to $14.05 million
  - Operating expenses reduced by 21%
  - Net loss reduced by 24%
  - Adjusted EBITDA loss improved by 39%
- Company well positioned to benefit from projected growth in global InsurTech market from $17.1 billion in 2024 to $82.3 billion by 2032

RELI Exchange

Highly Scalable InsurTech Platform - Accelerating the Growth of Agency Partner Network

RELI Exchange is a B2B InsurTech platform and agency partner network for insurance agents and agencies

- Combines the low barriers to entry of an agency network, with state-of-the-art tech
- Builds on the artificial intelligence and data mining backbone of 5MinuteInsure.com
- Designed to provide instant and competitive insurance quotes from more than thirty insurance carriers nationwide
- Reduces back-office burden and expenses by eliminating paperwork
- Provides agents more time to focus on selling policies

Goal to build RELI Exchange into largest agency partner network in the country

- Aggressively adding new agency partners to create a multiplier effect on the business
- RELI Exchange significantly enhances the competitive advantages of its agency partners

The RELI Exchange partner network, formerly Barra & Associates, is now generating more than $16 million in annualized premiums and growing.

"Provides agents with the tools to make their businesses better"


YOUR AGENCY
Auto
Homeowners
Get personalized insurance quotes in only 5 minutes - for free
Get the best deal fast, whatever your budget.
Auto
Home
Auto + Home
Life
Health
Commercial
Other

5Minuteinsure.com

Driving online traffic to our agencies and affiliate agents

- 5minuteinsure.com (5MI) is utilized in conjunction with corporate owned agencies as well as with future agency acquisitions
- There is growing competition among insurance agents to attract referrals from realtors, mortgage bankers, mortgage brokers, and auto dealers throughout the US looking for fast quotes to help their clients
- 5MI is a new and proprietary tool developed by Reliance Global Group to tap into the growing number of online shoppers. We direct this traffic to our internal insurance agents and Agency Partners
- 5MI utilizes artificial intelligence and data mining to provide competitive insurance quotes within 5 minutes, with minimal data input
- **Approved to offer insurance products from a total of 30 carriers and approved in 49 states**
- **Commercially available in most states across the U.S.**

5 minute INSURE

Get your 5 Minute Insure quote and buy insurance in just 5 easy steps!

Trust us—if you can drive a car, you can do this!

1 **Enter your information**
Tell us a bit about yourself. We need this information to give you an accurate and personalized quote! Instantly, the power of AI will display your vehicles.

2 **Select your vehicles and drivers**
Review your information. Then select which vehicles and drivers in your household need to be covered in your quote.

3 **Review your available discounts**
Are you a safe and/or experienced driver? These are just some ways you can save. We'll show what discounts are available to you.

4 **Compare and review your online quotes**
Instantly, you'll get the best insurance quotes with three different levels of coverage (lowest price, best value, super coverage).

5 **Purchase insurance or set up payments**
Select your quote and get covered instantly. You can purchase your auto insurance in full or set up a payment plan.

Agent Issues Addressed

Issues

- Barriers to entry as an independent insurance industry are high and getting higher—need to partner with someone
- Access to be able to start an independent agency and succeed
- Existing agents want to write more business
- Lack of resources makes it difficult to compete against major players
- Lack of direction, mentorship

Solutions

- Combines the low barriers to entry of an agency network, with state-of-the-art tech
- Builds on the artificial intelligence and data mining backbone of 5MinuteInsure.com
- Designed to provide instant and competitive insurance quotes from more than thirty insurance carriers nationwide
- Reduces back-office burden and expenses by eliminating paperwork
- Provides agents more time to focus on selling policies

Advantages For Consumers

- Faster
- More Efficient
- More Carriers to Choose From
- Transparent
- More Convenient
- Peace of Mind

- A **Win** for the Company
- A **Win** for the Agent
- A **Win** for the Consumer

RELIANCE GLOBAL GROUP INC
NASDAQ: RELI

Competitive Quotes From Major Carriers

Representative sample of carriers Reliance Global provides quotes from:

BASIC COVERAGE	ROBUST COVERAGE	SUPER COVERAGE
TRAVELERS	Liberty Mutual INSURANCE	PROGRESSIVE
$278	$305	$355
SELECT	SELECT	SELECT
Bodily injury liability $25k / $50k	Bodily injury liability $25k / $50k	Bodily injury liability $25k / $50k
Property damage liability $25k / $50k	Property damage liability $25k / $50k	Property damage liability $25k / $50k
Uninsured motorist bodily $25k	Uninsured motorist bodily $25k	Uninsured motorist bodily $25k
Comprehensive No	Comprehensive No	Comprehensive No
Collision No	Collision No	Collision No

Products & Services

Check out our videos


MICHAEL DOBEK

Why Join RELI Exchange?


YOUR NAME HERE
AGENCY

RELI Exchange Platform Demo


What RELI Exchange Agency Partners Are Saying About Us.

What Agents Are Saying About RELI Exchange?

RELIANCE GLOBAL GROUP INC
NASDAQ: RELI

Sample Agency Partner Site


Larson Insurance
larsoninsurance.com
LARSON INSURANCE
Get Quotes
About Us
Client Center
Contact
Get personalized insurance quotes and advice - no obligation
Get the best offer fast, whatever your circumstances.
Auto
Auto + Home
Home
Auto + Renters
Feedback

RELIAN
GLOBAL GROU
NASDAQ:

Referral Partnerships

July 2025

RELI Auto Leasing

RELI Auto Leasing, a groundbreaking service that enables RELI Exchange Agency Partners to seamlessly offer vehicle leasing to their clients while earning commissions on both the lease and the residual insurance policy.

- insurance agents can now connect clients to vehicle leasing options without stepping outside their core business.
- Enhances agents value proposition by unlocking new revenue streams that complement existing insurance offerings.

November 2022

Eastern Union Funding, LLC.

A provider of commercial real estate finance and capital market solutions allowing RELI Exchange to offer their clients access to Commercial real estate financing Multi-family and commercial structures

- Eastern Union has closed approximately 9,600 commercial loans
- Valued at nearly $38 billion, across more than 18 different property types
- In over 32 states and 240 different cities across the United States

September 2022

NRS Funding

A Service of National Retail Solutions

NRS operates a point-of-sale (POS) terminal-based platform for independent retailers nationwide, including convenience, grocery, liquor, and tobacco stores

- Provider of merchant cash advance services to independent retailers nationwide
- Adding a new revenue stream for RELI Exchange agents
- Providing clients access to merchant cash advance services referral

Business Model

Consumer → Purchase of Insurance Product → Generates a Premium → Commission to RELI Exchange → Payout to Agency Partner

- Carriers typically pay approximately 15% of the premium to RELI Exchange
- RELI Exchange retains 20% of the first-year commission
- RELI Exchange retains 50% of the renewal commission
- RELI Exchange also benefits from 100% of carrier overrides, high-volume bonuses, and commissions from former Agency Partners

Strong Historical Revenue Growth



$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
2019
2020
2021
2022
2023
2024

Meaningful Footprint



Agent / Agency Presence

Operating State

RELIANCE
GLOBAL GROUP INC
NASDAQ: RELI

Recent Events

- Completed an asset sale of Fortman Insurance Services, a wholly owned subsidiary, for $5 million in cash.
- Repaid approximately $5.6 million, or approximately 50% of the Company's long-term debt
  - Reduces leverage, strengthens balance sheet, and enhances financial flexibility.
- Launched RELI Auto Leasing enabling RELI Exchange Agency Partners to seamlessly offer vehicle leasing to their clients while earning commissions on the lease and the residual insurance policy
- Launched AI-powered Quote & Bind InsurTech solution for commercial policies
  - Enables agents to generate real-time quotes and bind commercial insurance policies instantly from their dashboard
  - Agents can now offer clients faster, more competitive quotes and bind coverage instantly

Executive Management Team



Ezra Beyman - CHAIRMAN + CEO
Mr. Beyman brings nearly three decades of entrepreneurial experience in real estate and ten years in insurance. His portfolio of commercial and residential properties at one point consisted of more than 40,000 residential units, as well as several insurance companies. In 1985, he founded his first mortgage brokerage, which rapidly grew into the third largest licensed mortgage brokerage in America by 2008. He also expanded to real estate acquisition, having grown his portfolio to over three billion dollars.



Yaakov Beyman - EXEC. VICE PRESIDENT - INSURANCE DIVISION
Mr. Beyman oversees the overall insurance operations of Reliance, including strategy and developing/implementing operational tools. He holds insurance licenses in most of the continental United States, and is involved heavily in marketing, maintaining state of the art technological models, financial management and distributions, and entity creation and maintenance.



Joel Markovits, CPA - CHIEF FINANCIAL OFFICER
Joel joined Reliance Global Group in June 2021 and brings around 15 years of financial and accounting experience in both the public and private sectors. Prior to joining Reliance Global Group, Joel was a senior manager at KPMG LLP from 2015 through 2021, where he led some of the larger and more complex audit engagements, including serving as lead audit senior manager on a global $16 billion (annual revenues) enterprise reporting on both US GAAP and IFRS standards. He was also a data & analytics specialist and technology innovation leader at KPMG for its largest US Business Unit, overseeing the development and deployment of technological capabilities that enhance data analyses. Joel is a Certified Public Accountant in the State of New Jersey since November 2013.

Executive Management Team



Grant Barra - SENIOR VICE PRESIDENT OF OPERATIONS
Grant Barra is a seasoned entrepreneur and business leader who founded and led the Barra & Associates (Barra) organization as CEO. Known for his innovative strategies to drive results, he led Barra until its acquisition and rebranding to RELI Exchange (RELIx) by Reliance Global Group (Nasdaq: RELI) in 2022. Following this, Barra was appointed as the Senior Vice President of Operations at Reliance Global Group, where he now oversees operations, innovation, and growth.



Miriam Spitz - DIRECTOR OF TREASURY SERVICES
Miriam has been with Reliance Global Group since its inception and has been instrumental in overseeing $3+ Billion of Real Estate holdings of Mr. Ezra Beyman.



Moshe Fishman - DIRECTOR OF INSURTECH AND OPERATIONS
Mr. Fishman brings a unique perspective to the insurance sales process. Prior to joining Reliance Global Group in 2021, he founded and operated successful insurance businesses, Fishman Insurance Agency and Tekeno Financial. When Mr. Fishman entered the insurance industry in 2014, he was a recognized guru in the travel industry, seeking to introduce technology to an industry that was slow to the adaptation of technology. A visionary in the InsurTech and FinTech space. Moshe applies his business-owner entrepreneurship and tech savviness to the operations of Reliance and is one of the driving talents of the RELI Exchange & 5MinuteInsure.com InsurTech platforms.

Field Leadership



Michael Dobek
Head of RELI exclusive distribution network



Rick Emig
Head of Health Insurance Distribution



Brandon Johnson
Head of Personal Lines, Property, and Casualty Distribution



Julie Blockey
Head of Group Distribution-Government Contracts

RELIANCE
GLOBAL GROUP INC
NASDAQ: RELI

Investment Highlights

- Multi-billion-dollar market ripe for disruption
- Insurance industry less impacted by economic volatility
- Proven management team
- Steady organic growth
- Highly scalable business model
- Track record of accretive acquisitions
- Solid balance sheet

Questions?

Investor Contact:

Crescendo Communications, LLC

Telephone:

212-671-1020

Email:

RELI@crescendo-ir.com

RELIANCE GLOBAL GROUP INC
NASDAQ: RELI